Long-Term Debt, Short-Term Debt, and Financing Arrangements	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-Term Debt, Short-Term Debt, and Financing Arrangements
5.	Long-Term Debt, Short-Term Debt, and Financing Arrangements

Long-Term Debt

A summary of our long-term debt obligations at December 31, 2017 and 2016, is set forth in the following table:

	2017	2016
	(Millions)
Tenneco Inc.—
Revolver borrowings due 2019, average effective interest rate 2.3% in 2016	$—	$300
Revolver borrowings due 2022, average effective interest rate 3.8% in 2017	244
Senior Tranche A Term Loan due 2017 through 2020, average effective interest rate 2.2% in 2016	—	270
Senior Tranche A Term Loan due 2017 through 2022, average effective interest rate 2.9% in 2017	390	—
5 3/8% Senior Notes due 2024	225	225
5% Senior Notes due 2026	500	500
Other subsidiaries—
Other Long Term Debt due in 2020, average interest rate 1.7% in 2017 and 2016	5	7
Notes due 2018 through 2028, average effective interest rate 0.3% in 2017 and 0.2% in 2016	10	8

	1,374	1,310
Less—maturities classified as current	3	3
unamortized debt issuance costs	13	13

Total long-term debt	$1,358	$1,294

The aggregate maturities applicable to the long-term debt outstanding at December 31, 2017, are $23 million, $31 million, $36 million, $41 million and $515 million for 2018, 2019, 2020, 2021 and 2022, respectively.

We have excluded the required payments, within the next twelve months, under the Tranche A Term Facility totaling $20 million from current liabilities as of December 31, 2017, because we have the intent and ability to refinance the obligations on a long-term basis by using our revolving credit facility.

Short-Term Debt

Our short-term debt includes the current portion of long-term obligations and borrowings by parent company and foreign subsidiaries. Information regarding our short-term debt as of and for the years ended December 31, 2017 and 2016 is as follows:

	2017	2016
	(Millions)
Maturities classified as current	$3	$3
Short-term borrowings	80	87

Total short-term debt	$83	$90

	Notes Payable(a)
	2017	2016
	(Dollars in Millions)
Outstanding borrowings at end of year	$80	$87
Weighted average interest rate on outstanding borrowings at end of year(b)	2.9%	2.8%
Maximum month-end outstanding borrowings during year	$205	$193
Average month-end outstanding borrowings during year	$186	$177
Weighted average interest rate on average month-end outstanding borrowings during year(b)	2.7%	2.4%

(a)	Includes borrowings under both committed credit facilities and uncommitted lines of credit and similar arrangements.
(b)	This calculation does not include the commitment fees to be paid on the unused revolving credit facility balances which are recorded as interest expense for accounting purposes.

Financing Arrangements

	Committed Credit Facilities(a) as of December 31, 2017
	Term	Commitments	Borrowings	Letters of Credit(b)	Available
	(Millions)
Tenneco Inc. revolving credit agreement	2022	$1,600	$244	$—	$1,356
Tenneco Inc. tranche A term facility	2022	390	390	—	—
Subsidiaries’ credit agreements	2018-2028	239	95	—	144

		$2,229	$729	$—	$1,500

(a)	We generally are required to pay commitment fees on the unused portion of the total commitment.
(b)	Letters of credit reduce the available borrowings under the revolving credit agreement.

Overview. Our financing arrangements are primarily provided by a committed senior secured financing arrangement with a syndicate of banks and other financial institutions. The arrangement is secured by substantially all our domestic assets and pledges of up to 66 percent of the stock of certain first-tier foreign subsidiaries, as well as guarantees by our material domestic subsidiaries.

On June 6, 2016, we announced a cash tender offer to purchase our outstanding $500 million 6 7/8 percent senior notes due in 2020. We received tenders representing $325 million aggregate principal amount of the notes and, on June 13, 2016, we purchased the tendered notes at a price of 103.81 percent of the principal amount, plus accrued and unpaid interest. On July 13, 2016, we redeemed the remaining outstanding $175 million aggregate principal amount of the notes that were not purchased pursuant to the tender offer at a price of 103.438 percent of the principal amount, plus accrued and unpaid interest. We used the proceeds of the issuance of our 5 percent senior notes due 2026 to fund the purchase and redemption. The senior credit facility was used to fund the fees and expenses of the tender offer and redemption.

We recorded $16 million and $8 million of pre-tax interest charges in June and July of 2016, respectively, related to the repurchase and redemption of our 6 7/8 percent senior notes due in 2020 and the write-off of deferred debt issuance costs relating to those notes.

On May 12, 2017, we completed a refinancing of our senior credit facility by entering into an amendment and restatement of that facility. The amended and restated credit agreement enhances financial flexibility by increasing the size and extending the term of its revolving credit facility and term loan facility, and by adding Tenneco Automotive Operating Company Inc. as a co-borrower under the revolver credit facility. The amended and restated credit agreement also adds foreign currency borrowing capability and permits the joinder of our foreign and domestic subsidiaries as borrowers under the revolving credit facility in the future. If any foreign subsidiary of Tenneco is added to the revolving credit facility as a borrower, the obligations of such foreign borrower will be secured by the assets of such foreign borrower, and also will be secured by the assets of, and guaranteed by, the domestic borrowers and domestic guarantors as well as certain foreign subsidiaries of Tenneco in the chain of ownership of such foreign borrower. The amended and restated credit facility consists of a $1,600 million revolving credit facility and a $400 million term loan A facility, which replaced our former $1,200 million revolving credit facility and $264 million term loan A facility, respectively. As of December 31, 2017, the senior credit facility provides us with a total revolving credit facility of $1,600 million and had a $390 million balance outstanding under the term loan A facility, both of which will mature on May 12, 2022. Net carrying amount for the balance outstanding under the term loan A facility including a $2 million debt issuance cost was $388 million as of December 31, 2017. Funds may be borrowed, repaid and re-borrowedunder the revolving credit facility without premium or penalty (subject to any customary LIBOR breakage fees). The revolving credit facility is reflected as debt on our balance sheet only if we borrow money under this facility or if we use the facility to make payments for letters of credit. Outstanding letters of credit reduce our availability to borrow revolving loans under the facility. We are required to make quarterly principal payments under the term loan A facility of $5 million through June 30, 2019, $7.5 million beginning September 30, 2019 through June 30, 2020, $10 million beginning September 30, 2020 through March 31, 2022 and a final payment of $260 million is due on May 12, 2022. We have excluded the required payments, within the next twelve months, under the term loan A facility totaling $20 million from current liabilities as of December 31, 2017, because we have the intent and ability to refinance the obligations on a long-term basis by using our revolving credit facility.

We recorded $1 million of pre-tax interest charges in May 2017 related to amendment and restatement of the senior credit facility and the write off of deferred debt issuance costs related to the senior credit facility.

At December 31, 2017, of the $1,600 million available under the revolving credit facility, we had unused borrowing capacity of $1,356 million with $244 million in outstanding borrowings and zero in outstanding letters of credit. As of December 31, 2017, our outstanding debt also included (i) $390 million of a term loan which consisted of a $388 million net carrying amount including a $2 million debt issuance cost related to our Tranche A Term Facility which is subject to quarterly principal payments as described above through December 8, 2019, (ii) $225 million of notes which consisted of a $222 million net carrying amount including a $3 million debt issuance cost of 5 3/8 percent senior notes due December 15, 2024, (iii) $500 million of notes which consisted of a $492 million net carrying amount including an $8 million debt issuance cost of 5 percent senior notes due July 15, 2026, and (iv) $95 million of other debt.

Senior Credit Facility—Interest Rates and Fees. Beginning May 12, 2017, our term loan A facility and revolving credit facility bear interest at an annual rate equal to, at our option, either (i) London Interbank Offered Rate (“LIBOR”) plus a margin of 175 basis points, or (ii) a rate consisting of the greater of (a) the JPMorgan Chase prime rate plus a margin of 75 basis points, (b) the Federal Funds rate plus 50 basis points plus a margin of 75 basis points, and (c) one month LIBOR plus 100 basis points plus a margin of 75 basis points. The margin we pay on these borrowings will be increased by a total of 25 basis points above the original margin following each fiscal quarter for which our consolidated net leverage ratio is equal to or greater than 2.5. In addition, the margin we pay on these borrowings will be reduced by a total of 25 basis points below the original margin if our consolidated net leverage ratio is less than 1.5. We also pay a commitment fee equal to 25 basis points that will be reduced to 20 basis points or increased to up to 30 basis points depending on consolidated net leverage ratio changes as set forth in the senior credit facility.

Senior Credit Facility—Other Terms and Conditions. Our senior credit facility requires that we maintain financial ratios equal to or better than the following consolidated net leverage ratio (consolidated indebtedness plus, without duplication, the domestic receivable program amount, net of unrestricted cash and cash equivalents up to $250 million, divided by consolidated EBITDA, each as defined in the senior credit facility agreement), and consolidated interest coverage ratio (consolidated EBITDA divided by consolidated interest expense, as defined in the senior credit facility agreement) at the end of each period indicated. Failure to maintain these ratios will result in a default under our senior credit facility. The financial ratios required under the amended and restated senior credit facility and the actual ratios we calculated for the four quarters of 2017, are as follows:

	Quarter Ended
	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
	Req.	Act.	Req.	Act.	Req.	Act.	Req.	Act.
Leverage Ratio (maximum)	3.50	1.95	3.50	2.15	3.50	1.97	3.50	1.62
Interest Coverage Ratio (minimum)	2.75	10.77	2.75	11.48	2.75	12.44	2.75	15.38

The senior credit facility includes a maximum leverage ratio covenant of 3.50 and a minimum interest coverage ratio of 2.75 in each case through May 12, 2022. The amended and restated senior credit facility provides us with the flexibility not to exclude certain otherwise excludable charges incurred in any relevant period from the calculation of the leverage and interest coverage ratios for such period. As of December 31, 2017, we elected not to exclude a total of $185 million of excludable charges. Had these charges been excluded, the leverage ratio and the interest ratio would have been 1.52 and 13.76, respectively, as of December 31, 2017.

The covenants in our senior credit facility agreement generally prohibit us from repaying or refinancing our senior notes. So long as no default existed, we would, however, under our senior credit facility agreement, be permitted to repay or refinance our senior notes (i) with the net cash proceeds of permitted refinancing indebtedness (as defined in the senior credit facility agreement) or with the net cash proceeds of our common stock, in each case issued within 180 days prior to such repayment; (ii) with the net cash proceeds of the incremental facilities (as defined in the senior credit facility agreement) and certain indebtedness incurred by our foreign subsidiaries; (iii) with the proceeds of the revolving loans (as defined in the senior credit facility agreement); (iv) with the cash generated by our operations; (v) in an amount equal to the net cash proceeds of qualified capital stock (as defined in the senior credit facility agreement) issued by us after May 12, 2017; and (vi) in exchange for permitted refinancing indebtedness or in exchange for shares of our common stock; provided that such purchases are capped as follows (with respect to clauses (iii), (iv) and (v) based on a pro forma consolidated leverage ratio after giving effect to such purchase, cancellation or redemption):

Pro forma Consolidated Leverage Ratio	Aggregate Senior Note Maximum Amount
(Millions)
Greater than or equal to 3.25x	$20
Greater than or equal to 3.0x	$100
Greater than or equal to 2.5x	$225
Less than 2.5x	no limit

Although the senior credit facility agreement would permit us to repay or refinance our senior notes under the conditions described above, any repayment or refinancing of our outstanding notes would be subject to market conditions and either the voluntary participation of note holders or our ability to redeem the notes under the terms of the applicable note indenture. For example, while the senior credit facility agreement would allow us to repay our outstanding notes via a direct exchange of the notes for either permitted refinancing indebtedness or for shares of our common stock, we do not, under the terms of the agreements governing our outstanding notes, have the right to refinance the notes via any type of direct exchange.

The senior credit facility agreement also contains other restrictions on our operations that are customary for similar facilities, including limitations on: (i) incurring additional liens; (ii) sale and leaseback transactions (except for the permitted transactions as described in the senior credit facility agreement); (iii) liquidations and dissolutions; (iv) incurring additional indebtedness or guarantees; (v) investments and acquisitions; (vi) dividends and share repurchases; (vii) mergers and consolidations; and (viii) refinancing of the senior notes. Compliance with these requirements and restrictions is a condition for any incremental borrowings under the senior credit facility agreement and failure to meet these requirements enables the lenders to require repayment of any outstanding loans.

As of December 31, 2017, we were in compliance with all the financial covenants and operational restrictions of the senior credit facility. Our senior credit facility does not contain any terms that could accelerate payment of the facility or affect pricing under the facility as a result of a credit rating agency downgrade.

Senior Notes. As of December 31, 2017, our outstanding senior notes included $225 million of 5 3/8 percent senior notes due December 15, 2024 which consisted of $222 million net carrying amount including a $3 million debt issuance cost and $500 million of 5 percent senior notes due July 15, 2026 which consisted of $492 million net carrying amount including a $8 million debt issuance cost. Under the indentures governing the notes, we are permitted to redeem some or all of the remaining senior notes at specified prices that decline to par over a specified period, (a) on or after July 15, 2021, in the case of the senior notes due 2026 and (b) on or after December 15, 2019, in the case of the senior notes due 2024. In addition, the notes may also be redeemed at a price generally equal to 100 percent of the principal amount thereof plus a premium based on the present values of the remaining payments due to the note holders. Further, the indentures governing the notes also permit us to redeem up to 35 percent with the proceeds of certain equity offerings (a) on or before July 15, 2019 at a redemption price equal to 105 percent, in the case of the senior notes due 2026 and (b) on or before December 15, 2017 at a redemption price equal to 105.375 percent in the case of the senior notes due 2024. If we sell certain of our assets or experience specified kinds of changes in control, we must offer to repurchase the notes due 2024 and 2026 at 101 percent of the principal amount thereof plus accrued and unpaid interest.

Our senior notes due December 15, 2024 and July 15, 2026, respectively, contain covenants that will, among other things, limit our ability to create liens and enter into sale and leaseback transactions. Our senior notes due 2024 also require that, as a condition precedent to incurring certain types of indebtedness not otherwise permitted, our consolidated fixed charge coverage ratio, as calculated on a pro forma basis, be greater than 2.00, as well as containing restrictions on our operations, including limitations on: (i) incurring additional indebtedness; (ii) dividends; (iii) distributions and stock repurchases; (iv) investments; (v) asset sales and (vi) mergers and consolidations. Subject to limited exceptions, all of our existing and future material domestic wholly owned subsidiaries fully and unconditionally guarantee our senior notes on a joint and several basis. There are no significant restrictions on the ability of the subsidiaries that have guaranteed these notes to make distributions to us. As of December 31, 2017, we were in compliance with the covenants and restrictions of these indentures.

Accounts Receivable Securitization/Factoring. We securitize or factor some of our accounts receivable on a limited recourse basis in the U.S. and Europe. As servicer under these accounts receivable securitization and factoring programs, we are responsible for performing all accounts receivable administration functions for these securitized and factored financial assets including collections and processing of customer invoice adjustments. In the U.S., we have an accounts receivable securitization program with three commercial banks comprised of a first priority facility and a second priority facility. We securitize original equipment and aftermarket receivables on a daily basis under this program. In April 2017, this U.S. program was amended and extended to April 30, 2019. The first priority facility now provides financing of up to $155 million and the second priority facility, which is subordinated to the first priority facility, now provides up to an additional $25 million of financing. Both facilities monetize accounts receivable generated in the U.S. and Canada that meet certain eligibility requirements and the second priority facility also monetizes certain accounts receivable generated in the U.S. and Canada that would otherwise be ineligible under the first priority securitization facility. The amount of outstanding third-party investments in our securitized accounts receivable under this U.S. program was $30 million, recorded in short-term debt, at both December 31, 2017 and 2016.

Each facility contains customary covenants for financings of this type, including restrictions related to liens, payments, mergers or consolidations and amendments to the agreements underlying the receivables pool. Further, each facility may be terminated upon the occurrence of customary events (with customary grace periods, if applicable), including breaches of covenants, failure to maintain certain financial ratios, inaccuracies of representations and warranties, bankruptcy and insolvency events, certain changes in the rate of default or delinquency of the receivables, a change of control and the entry or other enforcement of material judgments. In addition, each facility contains cross-default provisions, where the facility could be terminated in the event of non-payment of other material indebtedness when due and any other event which permits the acceleration of the maturity of material indebtedness.

On December 14, 2017, we entered into a new accounts receivable factoring program in the U.S. with a commercial bank. Under this program we sell receivables from one of our U.S. OE customers at a rate that is favorable versus our senior credit facility. This arrangement is uncommitted and provides for cancellation by the commercial bank with no less than 30 days prior written notice. The amount of outstanding third-party investments in our accounts receivable sold under this program was $107 million at December 31, 2017.

We also factor receivables in our European operations with regional banks in Europe under various separate facilities. The commitments for these arrangements are generally for one year, but some may be canceled with notice 90 days prior to renewal. In some instances, the arrangement provides for cancellation by the applicable financial institution at any time upon notification. The amount of outstanding third-party investments in our accounts receivable sold under programs in Europe was $218 million and $160 million at December 31, 2017 and December 31, 2016, respectively. Certain programs in Europe have deferred purchase price arrangements with the banks. We received cash of $112 million, $110 million and $113 million to settle the deferred purchase price for the years ended December 31, 2017, 2016 and 2015, respectively.

If we were not able to securitize or factor receivables under either the U.S or European programs, our borrowings under our revolving credit agreement might increase. These accounts receivable securitization and factoring programs provide us with access to cash at costs that are generally favorable to alternative sources of financing, and allow us to reduce borrowings under our revolving credit agreement.

In our U.S. accounts receivable securitization programs, we transfer a partial interest in a pool of receivables and the interest that we retain is subordinate to the transferred interest. Accordingly, we account for our U.S. securitization program as a secured borrowing. In our U.S and European accounts receivable factoring programs, we transfer accounts receivables in their entirety to the acquiring entities and satisfy all of the conditions established under ASC Topic 860, “Transfers and Servicing,” to report the transfer of financial assets in their entirety as a sale. The fair value of assets received as proceeds in exchange for the transfer of accounts receivable under our U.S. and European factoring programs approximates the fair value of such receivables. We recognized $4 million in interest expense for the year ended 2017, $3 million in interest expense for the year ended 2016 and $2 million in interest expense for the year ended 2015 relating to our U.S. securitization program. In addition, we recognized a loss of $3 million for each of the years ended 2017, 2016 and 2015, on the sale of trade accounts receivable in our U.S. and European accounts receivable factoring programs, representing the discount from book values at which these receivables were sold to our banks. The discount rate varies based on funding costs incurred by our banks, which averaged approximately one percent for the year ended 2017 and two percent for both years ended 2016 and 2015.